File Number: 333-87233
                                              Filed Pursuant to Rule 497(e) of
                                                    the Securities Act of 1933


                             Pioneer Research Fund

                       Supplement dated May 1, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
                               Dated May 1, 2013

The Board of Trustees of Pioneer Research Fund has approved the reorganization of the Fund with and into Pioneer Value Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. Consummation of the Reorganization may not occur without satisfaction of certain conditions, including the approval of certain matters by shareholders of Pioneer Value Fund. If shareholders of Pioneer Value Fund approve such matters, the Reorganization is expected to occur on or about June 7, 2013, but may occur on such later date as the parties may agree. The Reorganization does not require any action by shareholders of Pioneer Research Fund.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Research Fund will reorganize with and into Pioneer Value Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Core Equity Fund."

    .  Pioneer Research Fund's investment team will manage the Combined Fund.

    . The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Research Fund.

    . The management fee payable by the Combined Fund (0.50% of the Fund's average daily net assets) will be lower than the management fee payable by Pioneer Research Fund (0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion).

    . It is currently anticipated that the historical performance of Pioneer Research Fund will become the Combined Fund's historical performance.

    . The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Prior to the consummation of the Reorganization, the shareholders of Pioneer Research Fund will be sent an Information Statement containing important information about the Reorganization and the Combined Fund.



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